THE GABELLI ASSET FUND

                              FIRST QUARTER REPORT

                                 MARCH 31, 2003

[MORNINGSTAR - 4 STAR RATINGS OMITTED]

        MORNINGSTAR RATED(TM) GABELLI ASSET FUND 4 STARS OVERALL AND FOR
          THE FIVE AND TEN-YEAR PERIODS ENDED 03/31/03 AMONG 112 AND 38
         U.S. DOMICILED MID-CAP BLEND FUNDS, RESPECTIVELY. THE FUND WAS
             RATED 3 STARS FOR THE THREE-YEAR PERIOD ENDED 03/31/03
                 AMONG 179 U.S. DOMICILED MID-CAP BLEND FUNDS.

TO OUR SHAREHOLDERS,

      After rallying briefly in early January, stocks retreated through mid-March as investors pondered the political and economic consequences of the impending war with Iraq. When President Bush gave Saddam Hussein 48 hours to "get out of Dodge" and then launched Operation Shock and Awe, the market posted one of its most impressive one week gains in history, briefly putting the major stock indices in positive territory for the year. However, as the pace of military progress slowed, stocks pulled back again, finishing the first quarter of 2003 with a loss. With technology stocks leading the way, growth stocks materially outperformed value stocks for the second consecutive quarter. The Gabelli Asset Fund (the "Fund") closed the quarter with a 5.06% decline versus a 3.15% loss for the Standard & Poor's ("S&P") 500 Index.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003(A)
                ------------------------------------------------
                                                     SINCE
                                      QUARTER    INCEPTION(B)     10 YEAR      5 YEAR      3 YEAR         1 YEAR
                                      -------    ------------     -------      ------      ------         ------
Gabelli Asset Fund ................  (5.06)%        12.85%        10.27%       0.96%        (7.39)%      (21.56)%

S&P 500 Index .....................  (3.15)%        10.73%         8.53%      (3.76)%      (16.09)%      (24.75)%
Dow Jones Industrial Average ......  (3.57)%        12.44%        11.12%      (0.12)%       (8.17)%      (21.45)%
Nasdaq Composite Index ............   0.42%          8.01%         6.87%      (6.08)%      (33.56)%      (27.32)%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Dow Jones Industrial Average is an unmanaged index of 30 large industrial stocks. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested (except for the Nasdaq Composite Index). Performance for periods less than one year is not annualized.
(b) From commencement of investment operations on March 3, 1986.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for a variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. (C)2003 Morningstar, Inc. All Rights Reserved.

INVESTMENT RESULTS (A)
--------------------------------------------------------------------------------

                                                                        Quarter
                                                    ----------------------------------------------
                                                     1ST           2ND           3RD           4TH          YEAR
                                                     ---           ---           ---           ---          ----
  2003:   Net Asset Value ....................      $26.82         --             --            --            --
          Total Return .......................       (5.1)%        --             --            --            --
----------------------------------------------------------------------------------------------------------------------
  2002:   Net Asset Value ....................      $34.21       $30.77         $26.04        $28.25        $28.25
          Total Return .......................        3.8%       (10.1)%        (15.4)%         8.6%        (14.3)%
----------------------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value ....................      $33.03       $35.45         $30.70        $32.97        $32.97
          Total Return .......................       (2.6)%        7.3%         (13.4)%        10.6%          0.2%
----------------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ....................      $40.93       $40.18         $40.14        $33.90        $33.90
          Total Return .......................        0.2%        (1.8)%         (0.1)%        (0.7)%        (2.4)%
----------------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ....................      $37.18       $41.38         $39.52        $40.84        $40.84
          Total Return .......................        4.8%        11.3%          (4.5)%        15.3%         28.5%
----------------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ....................      $36.00       $36.41         $31.24        $35.47        $35.47
          Total Return .......................       13.0%         1.1%         (14.2)%        18.2%         15.9%
----------------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ....................      $27.00       $31.45         $34.99        $31.85        $31.85
          Total Return .......................        2.2%        16.5%          11.3%          4.3%         38.1%
----------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ....................      $27.44       $28.09         $27.92        $26.42        $26.42
          Total Return .......................        6.6%         2.4%          (0.6)%         4.5%         13.4%
----------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ....................      $23.84       $25.10         $26.76        $25.75        $25.75
          Total Return .......................        7.3%         5.3%           6.6%          3.7%         24.9%
----------------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ....................      $22.63       $22.36         $23.56        $22.21        $22.21
          Total Return .......................       (2.9)%       (1.2)%          5.4%         (1.2)%        (0.1)%
----------------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ....................      $21.10       $22.10         $23.63        $23.30        $23.30
          Total Return .......................        6.1%         4.7%           6.9%          2.5%         21.8%
----------------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ....................      $19.04       $18.91         $19.02        $19.88        $19.88
          Total Return .......................        6.0%        (0.7)%          0.6%          8.5%         14.9%
----------------------------------------------------------------------------------------------------------------------
  1991:   Net Asset Value ....................      $17.36       $17.36         $17.90        $17.96        $17.96
          Total Return .......................       11.1%         0.0%           3.1%          3.2%         18.1%
----------------------------------------------------------------------------------------------------------------------
  1990:   Net Asset Value ....................      $16.48       $16.81         $15.21        $15.63        $15.63
          Total Return .......................       (4.5)%        2.0%          (9.5)%         7.8%         (5.0)%
----------------------------------------------------------------------------------------------------------------------
  1989:   Net Asset Value ....................      $16.46       $18.01         $18.73        $17.26        $17.26
          Total Return .......................       12.0%         9.4%           4.0%         (1.0)%        26.2%
----------------------------------------------------------------------------------------------------------------------
  1988:   Net Asset Value ....................      $13.49       $14.62         $14.94        $14.69        $14.69
          Total Return .......................       14.4%         8.4%           2.2%          3.5%         31.1%
----------------------------------------------------------------------------------------------------------------------
  1987:   Net Asset Value ....................      $12.97       $13.93         $14.66        $12.61        $12.61
          Total Return .......................       19.6%         7.4%           5.2%        (14.0)%        16.2%
----------------------------------------------------------------------------------------------------------------------
  1986:   Net Asset Value ....................      $10.44       $11.21         $11.29        $11.28        $11.28
          Total Return .......................        4.4%(b)      7.4%           0.7%         (0.1)%        12.8%(b)
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL RETURNS - MARCH 31, 2003 (A)
                   -------------------------------------------
            1 Year .........................................(21.56)%
            5 Year .........................................  0.96%
            10 Year ........................................ 10.27%
            Life of Fund (b) ............................... 12.85%
--------------------------------------------------------------------------------
(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b) From commencement of investment operations on March 3, 1986.

                                Dividend History
--------------------------------------------------------------------------------
        PAYMENT (EX) DATE     RATE PER SHARE   REINVESTMENT PRICE
        -----------------     --------------   ------------------
        December 27, 2002         $0.0165         $27.98
        December 27, 2001         $0.9840         $33.01
        December 27, 2000         $5.8800         $33.37
        December 27, 1999         $4.6300         $39.92
        December 28, 1998         $1.4190         $34.60
        December 30, 1997         $4.6100         $31.73
        December 31, 1996         $2.7700         $26.42
        December 29, 1995         $2.0000         $25.75
        December 30, 1994         $1.0560         $22.21
        December 31, 1993         $0.9210         $23.30
        December 31, 1992         $0.7550         $19.88
        December 31, 1991         $0.5050         $17.96
        December 31, 1990         $0.7700         $15.63
        December 29, 1989         $1.2780         $17.26
        December 30, 1988         $0.7750         $14.69
        January 4, 1988           $0.8340         $12.07
        March 9, 1987             $0.5050         $12.71

--------------------------------------------------------------------------------

COMMENTARY

VI DAY

      As we prepare this letter, U.S. coalition forces have achieved their objective of regime change in Iraq and investor focus is shifting from the war to the economy and corporate profits. It is still too early to tell whether Federal Reserve Board ("Fed") Chairman Alan Greenspan and other economists are correct in their assumption that uncertainty regarding Iraq has been the primary restraint on economic growth. Recently released economic data has been discouraging. Institute for Supply Management ("ISM") barometers show manufacturing and services contracting in March. Consumer sentiment readings remain near 10-year lows, and consumer spending has softened. We have even seen signs of weakness in the robust housing market. Business investment and capital spending, which had improved modestly in the fourth quarter of 2002, has stalled.

      Importantly, however, oil prices have come down significantly from their peaks. If oil settles in the mid-$20 per barrel range (OPECs price target) it will be the equivalent of a giant tax cut for businesses and consumers, and should provide a big boost for the economy. The swift victory in Iraq should also increase President Bush's political capital and help the Administration push accelerated tax cuts through Congress. With Senators from both parties concerned about rising budget deficits, the tax-cut package will likely be trimmed, but any tax relief should help jump-start the economy. Finally, the Fed still has room for a little more monetary stimulus, which we believe it is ready to provide if the economy fails to regain much traction in the months ahead.

      Our longer-term outlook for the economy and stock market hasn't changed much. We are still anticipating an extended period of modest economic and corporate earnings growth and a more benign, but not very inspiring, stock market. Over the next five years, we believe stock selection will be critical to producing satisfactory returns.

SECULAR TRENDS

      With the economic outlook still clouded by the effects of the war, it is extremely difficult to determine the short and intermediate term prospects for cyclical (economically sensitive) industries. However, there are a number of industries that we believe are about to benefit from favorable secular trends. So, rather than focusing on economic forecasts, let's look at a few industries that should do relatively well irrespective of the level of Gross Domestic Product ("GDP") growth in the year ahead.

      There are approximately 200 million vehicles on the road in the U.S. They are built a lot better than they were when I was a kid, when the average passenger car was ready for the junkyard after only 50,000 miles. Fifteen years ago, getting 100,000 miles out of the family sedan was a victory. Today, a new car will last as much as 170,000 miles and the average age of a passenger car is
9.3 years, up from 8.1 years in the early 1990s. Light trucks and sports utility vehicles ("SUVs") are getting older too. Cars between five and ten years old need the most replacement parts. Between 1996 and 2001, cars in that maturity range declined 2.2%. Over the next five years, they should increase by 15%. This is good news for auto parts manufacturers such as Standard Motor Products and Modine Manufacturing, and leading distributors such as Genuine Parts.

      Utilities companies are going back to basics -- selling and/or exiting extraneous businesses, and focusing on the monopoly-like business of distributing electricity and/or natural gas to their local and regional customer bases. This should result in stable 10%-11% annualized earnings growth and, after shoring up balance sheets damaged by ill-advised forays into other businesses, rising dividends. In a market environment where we think investors will continue to appreciate yield, utilities stocks should once again attract a loyal following. Also, now that utilities companies have largely given up on the concept of growing through diversification, we believe they will focus on growing through the acquisition of smaller competitors. Consequently, we favor utilities companies such as Southwest Gas and DQE, where we expect to earn respectable returns until we are ultimately rewarded by a takeover.

      Although consolidation in the television broadcast industry has slowed due to flagging advertising revenues in the soft economy and regulatory foot-dragging, things are about to change. We believe the Federal Communications Commission ("FCC") is about to raise the cap on a single broadcast company's national "footprint" from 35% to 50% of total households and allow duopolies (the ownership of two TV stations) in smaller markets. This should reinvigorate takeover activity as the bigger fish stalk smaller competitors such as Liberty Corp. and Young Broadcasting. Also, while advertising spending is a function of the relative strength of the economy, broadcast ad revenues should get a boost from the Olympics and the elections in 2004.

      Finally, we believe the supply/demand dynamics for stocks will improve as under-funded defined benefit plan pension funds (among the many victims of a three-year bear market) are forced to play catch-up to balance assets with liabilities. The outsized equity returns of the late 1990s spared corporations from having to put much money in the defined benefit plan pot. Now, they will have to pony up a considerable amount of cash, and despite the fact that equities have performed so poorly in recent years, historically low bond yields make stocks more attractive. We think much of this money will initially go into higher-yielding more defensive industry groups such as utilities, but that new defined benefit plan investment will also gravitate to other industry groups that perform relatively well in the year ahead.

INVESTMENT SCORECARD

      During the first quarter, our top performing holdings were from a variety of sectors including health products (Inverness Medical), pest control (Rollins Inc.), consumer services (USA Interactive) and wines and spirits (Brown-Forman). Our cable television investments, most notably Comcast and Cablevision Systems, also posted good gains. Video rental giant Blockbuster had a blockbuster quarter, as did travel services oriented conglomerate Cendant.

      Auto parts manufacturers Dana Corp., GenCorp and Tenneco Automotive, appliance producer Maytag and investment manager Charles Schwab were among our biggest disappointments. Aerospace leader Boeing was hit hard due to the troubles of the commercial airlines and defense contractor Lockheed Martin faded as investors aggressively took profits in this sector.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AUTONATION INC. (AN - $12.75 - NYSE) is the largest automotive retailer in the United States, with over $20 billion in annual sales generated from 280 locations covering nearly 400 franchises. In addition to retailing new and used vehicles, the company sells vehicle finance and insurance products from third parties such as GMAC, and provides parts and repair services covered by factory warranties. The company aims to use its enormous size to spread overhead and interest costs over many locations to generate margins in excess of industry averages.

COMCAST CORP. (CMCSK - $28.59 - NASDAQ), run by the Roberts family, is the largest cable operator in the U.S., controlling 21.5 million subscribers or almost 1 in 4 U.S. multichannel homes. The company also controls home shopping giant QVC and a number of cable networks, including E!, Outdoor Life, The Golf Channel, G4 and several regional sports networks.

DIAGEO PLC (DEO - $41.12 - NYSE) is the world's largest premium spirits business with a broad portfolio of international brands. The company was formed by the merger of GrandMet plc and Guinness plc. Diageo also brews and markets beer and produces and sells wine. Leading brands include Smirnoff vodka, Johnnie Walker Scotch whiskies, Guinness stout, Baileys Original Irish Cream liqueur, J&B Scotch whisky, Captain Morgan rum and Tanqueray gin. The company has been transforming itself to focus solely on beverage alcohol, selling off non-strategic businesses and acquiring additional spirits brands. Diageo was previously engaged in the quick-service restaurant business through the ownership of Burger King Corporation. In December 2002, Diageo sold Burger King Corporation to a buying group composed of Texas Pacific Group, Bain Capital Partners and Goldman Sachs Capital Partners.

DUKE ENERGY CORP. (DUK - $14.54 - NYSE) is a fallen angel. A few times over the past year and a half, Duke Energy's earnings expectations have been revised lower and as a result the shares fell sharply. The reduction was due to the decline in profits from energy trading and marketing. In addition, Duke had a huge common stock offering in the third quarter of 2002 that put additional pressure on the share price. Duke Energy's primary businesses are low-risk regulated utilities in North and South Carolina and large interstate natural gas pipelines that should continue to produce steady earnings growth and stable cash flows. Duke plans to sell non-core assets in 2003 to reduce its debt load and already has announced a number of deals that should bring in more than $1 billion of cash proceeds during 2003.

GENUINE PARTS CO. (GPC - $30.51 - NYSE), a Georgia corporation incorporated in 1928, is the premier service organization engaged in the traditional distribution of automotive and industrial replacement parts, office products and electrical/electronic materials. The company's NAPA automotive parts distribution centers distribute replacement parts (other than body parts) for substantially all motor vehicle makes and models in service in the United States, including imported vehicles, trucks, buses, motorcycles, recreational vehicles and farm vehicles. The Industrial Parts Group distributes a wide variety of products to its customers, primarily industrial concerns, to maintain and operate plants, machinery and equipment. The Office Products Group (S. P. Richards Company), is engaged in the wholesale distribution of a broad line of office and other products that are used in the daily operation of businesses, schools, offices and institutions. The financially troublesome Electrical/Electronic Materials Group ("EIS") distributes materials for the manufacture and repair of electrical and electronic apparatus.

HEINZ (H.J.) CO. (HNZ - $29.20 - NYSE) is a manufacturer and marketer of processed foods, including condiments and frozen meals. On December 20, 2002 the company completed the spin-off certain businesses, including U.S. Starkist Tuna, North America pet products, U.S. infant feeding, College Inn broth and U.S. private label soup to Del Monte Foods Company (DLM - $7.46 - NYSE). Each Heinz shareholder received approximately 0.44 shares of the new Del Monte stock and as a result, Heinz shareholders own around 74.5% of the new company. Following this deal, H.J. Heinz reorganized its U.S. operations into two segments -- Away from Home, to focus on foodservice and Consumer Products, centered on retail business. These units consist of North American ketchup, condiment, sauces and frozen meals businesses in addition to their International food businesses.

ITT INDUSTRIES INC. (ITT - $53.41 - NYSE) is a manufacturer of submersible pumps, defense electronics, connectors and switches and specialty products such as automotive tubing and leisure marine equipment. The company's multi-industry portfolio offers growth despite the current economic environment. As a result of the increase in the military budget, ITT's defense business is on a growth track. This group has a record backlog and programs are ramping up in avionics and systems. The water and wastewater market for submersible pumps continue to grow, driven by the demand for clean water. While demand for connectors and switches is weak, in part due to a weak telecommunication industry, the market appears to have stabilized. Demand for ITT's specialty products will follow the automotive and general economy. ITT's mix of businesses, strong balance sheet and substantial cash flow makes this an attractive investment.

LIBERTY MEDIA CORP. (L - $9.73 - NYSE), run by deal maker and media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally branded entertainment networks such as the Discovery Channel, CourtTV, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services.

MIDLAND CO. (MLAN - $17.90 - NASDAQ) is a specialty property and casualty insurance provider headquartered in Amelia, Ohio. The company's primary business is to provide insurance for manufactured homes although in recent years Midland has expanded into other insurance business lines such as watercraft, motorcycle, snowmobile, and recreational vehicle insurance. Midland is an above-average underwriter and has produced an underwriting profit in eight of the past ten years. The company also owns a niche river transportation business that generates approximately 5% of pre-tax income. Midland has four strategies for growth: organic growth, strategic acquisitions, strategic alliances, and the expansion of low-risk fee income businesses.

SCRIPPS (E. W.) CO. (SSP - $75.74 - NYSE), headquartered in Cincinnati, Ohio, is a diversified media company with operations throughout the United States combining traditional and new media. The company is the tenth largest newspaper publisher in the U.S. with 21 daily newspapers. Scripps also has 10 television stations, reaching one in every ten homes in America. Additionally, Scripps Networks includes four national cable networks: Home & Garden Television, Food Network, Do It Yourself, and Fine Living. Lastly, the company has a global licensing and syndication business which syndicates more than 150 comic strips and editorial features, including PEANUTS and DILBERT. Scripps is focused on growing and strengthening its cable television business.

SEQUA CORP. (SQA'A - $34.25 - NYSE; SQA'B - $40.40 - NYSE) is a diversified company with businesses in aerospace, pre-paint metal, specialty chemical, printing and cannery equipment. Chromalloy Gas Turbine, Sequa's aerospace business, is the largest independent supplier of aftermarket parts for the overhaul and repair of jet and industrial gas turbine engines. We believe this business is attractive to original equipment engine manufacturers like General Electric and Pratt & Whitney who are looking to grow their replacement parts business. With roughly $800 million in revenues, we estimate Chromalloy's private market value to be near the entire public value of Sequa.

SPS TECHNOLOGIES INC. (ST - $24.40 - NYSE) is a leading manufacturer of fasteners, superalloys and magnetic materials for the aerospace, automotive and industrial markets. The Precision Fasteners and Components group produces high strength fasteners for the aerospace, automotive and machinery markets. The Specialty Materials and Alloys group makes superalloys for the aerospace and industrial gas turbine markets and the Magnetic Products group produces magnetic materials used in automotive, electronics and other specialty applications. SPS has made roughly 20 acquisitions since 1996 and has positioned the nearly $1 billion company to be a strategic global supplier in the consolidating fastener industry. We believe the company will continue to use its strong cash flow to augment internal revenue and earnings growth with acquisitions.

STARWOOD HOTELS & RESORTS WORLDWIDE INC. (HOT - $23.79 - NYSE) is one of the world's largest hotel and leisure companies with approximately 750 hotels, 227,000 rooms and 14 timeshare resorts in its system. The company's brands primarily compete in the upper-upscale segment of the lodging industry and include St. Regis, The Luxury Collection, Sheraton, Westin, W and Four Points by Sheraton.

THOMAS INDUSTRIES INC. (TII - $24.80 - NYSE) designs and manufactures vacuum pumps and compressors for use by global original equipment manufacturers ("OEMs"), pneumatic construction equipment, lab equipment and leakage detection systems. Thomas owns 32% of Genlyte Group (GLYT - $32.93 - Nasdaq), which we believe is worth $12 per TII share, marked to model (as opposed to marked to market). Thomas recently acquired Werner Rietschle for 85.5 million euros in cash, 1.8 million shares and 20 million euros in assumed debt. This acquisition will dramatically increase the company's scale in Europe without much product overlap.

WATTS INDUSTRIES INC. (WTS - $15.58 - NYSE) is a leading manufacturer of an extensive line of valves and other products to the plumbing, heating and water quality markets. The company has over a 60% market share in its major products in temperature and pressure relief valves, water pressure regulators and backflow prevention devices. Watts has several market opportunities for growing its business. The company has substantial room to leverage its brand awareness and new plumbing codes benefit revenues. A major opportunity for the company is thermostatic mixing valves, which react to water temperature to prevent scalding. These valves are the dominant form of anti-scald protection in Europe and are just beginning to be recognized in the United States. Another big opportunity for Watts is the demand for clean water. Demand for Watts' products should grow as counties repair their infrastructure in order to adequately transfer water from the main line to commercial and residential dwellings. Watts' attractive product line, strong market position and excellent cash flow should help the company foster future growth.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        MAY                  JUNE               JULY
                        ---                  ----               ----
      1st Tuesday       Howard Ward          Howard Ward        Howard Ward
      1st Wednesday     Henry Van der Eb     Susan Byrne        Caesar Bryan
      2nd Wednesday     Caesar Bryan         Walter Walsh       Charles Minter & Martin Weiner
      3rd Wednesday     Elizabeth Lilly      Ivan Arteaga       Hartswell Woodson
      4th Wednesday     Barbara Marcin       Barbara Marcin     Ivan Arteaga
      5th Wednesday                                             Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The U.S.-led coalition has achieved its mission of liberating the people of Iraq. Our mission remains to identify quality companies trading at significant discounts to real world economic value. Through rigorous research we are confident our Fund can continue to produce superior long-term returns.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554). The Fund's Nasdaq symbol is GABAX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/ MARIO J. GABELLI

                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer

May 5, 2003

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                 MARCH 31, 2003

          AutoNation Inc.                         ITT Industries Inc.
          Comcast Corp.                           Midland Co.
          Diageo plc                              Scripps (E. W.) Co.
          Duke Energy Corp.                       Thomas Industries Inc.
          Heinz (H.J.) Co.                        Watts Industries Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                    MARKET
    SHARES                                                          VALUE
    ------                                                          -----
             COMMON STOCKS -- 93.5%
             AEROSPACE -- 1.2%
     85,000  Boeing Co. ...............................         $    2,130,100
    163,000  Lockheed Martin Corp. ....................              7,750,650
     90,000  Northrop Grumman Corp. ...................              7,722,000
                                                                --------------
                                                                    17,602,750
                                                                --------------
             AGRICULTURE -- 0.6%
    635,000  Archer-Daniels-Midland Co. ...............              6,858,000
     15,000  Delta & Pine Land Co. ....................                339,150
     40,529  Monsanto Co. .............................                664,676
                                                                --------------
                                                                     7,861,826
                                                                --------------
             AUTOMOTIVE -- 0.6%
    208,000  General Motors Corp. .....................              6,992,960
     30,000  Volkswagen AG ............................                955,894
                                                                --------------
                                                                     7,948,854
                                                                --------------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.9%
     38,000  ArvinMeritor Inc. ........................                531,620
     62,000  BorgWarner Inc. ..........................              2,966,080
    125,000  CLARCOR Inc. .............................              4,525,000
    543,000  Dana Corp. ...............................              3,833,580
    210,000  Federal-Mogul Corp.+ .....................                 30,240
    650,000  GenCorp Inc. .............................              4,062,500
    500,000  Genuine Parts Co. ........................             15,255,000
    170,000  Johnson Controls Inc. ....................             12,314,800
    135,000  Midas Inc.+ ..............................                985,500
    303,000  Modine Manufacturing Co. .................              4,541,970
     11,000  O'Reilly Automotive Inc.+ ................                298,100
    198,000  Scheib (Earl) Inc.+ ......................                415,800
    210,000  Standard Motor Products Inc. .............              2,331,000
     70,000  Superior Industries International Inc. ...              2,550,100
    395,000  Tenneco Automotive Inc.+ .................                892,700
    100,000  TransPro Inc.+ ...........................                410,000
                                                                --------------
                                                                    55,943,990
                                                                --------------
             AVIATION: PARTS AND SERVICES -- 1.4%
     70,000  Aviall Inc.+ .............................                541,800
    136,200  Curtiss-Wright Corp. .....................              8,240,100
     28,000  Curtiss-Wright Corp., Cl. B ..............              1,643,600
    175,000  Fairchild Corp., Cl. A+ ..................                770,000
     95,000  Kaman Corp., Cl. A .......................                929,100
     35,000  Precision Castparts Corp. ................                834,050
    100,000  Sequa Corp., Cl. A+ ......................              3,425,000
    104,000  Sequa Corp., Cl. B+ ......................              4,201,600
                                                                --------------
                                                                    20,585,250
                                                                --------------
             BROADCASTING -- 1.4%
     20,000  Corus Entertainment Inc., Cl. B+ .........                271,935
     49,100  Fisher Communications Inc. ...............              2,192,315
    230,000  Granite Broadcasting Corp.+ ..............                363,400
    207,000  Gray Television Inc. .....................              1,863,000
     23,000  Gray Television Inc., Cl. A ..............                243,800

                                                                    MARKET
    SHARES                                                          VALUE
    ------                                                          -----
    160,000  Grupo Televisa SA, ADR+ ..................         $    4,024,000
    170,000  Liberty Corp. ............................              7,412,000
      5,000  LIN TV Corp., Cl. A+ .....................                102,550
    155,000  Paxson Communications Corp.+ .............                337,900
    400,000  Television Broadcasts Ltd. ...............              1,225,729
    222,000  Young Broadcasting Inc., Cl. A+ ..........              2,715,060
                                                                --------------
                                                                    20,751,689
                                                                --------------
             BUILDING AND CONSTRUCTION -- 0.0%
     80,111  Huttig Building Products Inc.+ ...........                163,426
                                                                --------------
             BUSINESS SERVICES -- 1.1%
    570,000  Cendant Corp.+ ...........................              7,239,000
     10,000  ChoicePoint Inc.+ ........................                339,000
    100,000  Ecolab Inc. ..............................              4,933,000
     10,000  Imation Corp.+ ...........................                372,200
     66,500  Landauer Inc. ............................              2,440,550
    138,000  Nashua Corp.+ ............................              1,228,200
                                                                --------------
                                                                    16,551,950
                                                                --------------
             CABLE -- 3.7%
  2,040,000  Cablevision Systems Corp., Cl. A+ ........             38,739,600
     30,000  Charter Communications Inc., Cl. A+ ......                 24,900
    370,000  Comcast Corp., Cl. A+ ....................             10,578,300
     40,000  Comcast Corp., Cl. A, Special+ ...........              1,099,600
     60,000  Shaw Communications Inc., Cl. B ..........                630,209
     80,000  Shaw Communications Inc., Cl. B,
               Non-Voting .............................                840,800
    500,000  UnitedGlobalCom Inc., Cl. A+ .............              1,525,000
                                                                --------------
                                                                    53,438,409
                                                                --------------
             CLOSED END FUNDS -- 0.1%
     80,200  Royce Value Trust Inc. ...................                978,440
                                                                --------------
             COMMUNICATIONS EQUIPMENT -- 0.7%
    280,000  Allen Telecom Inc.+ ......................              2,730,000
    630,000  Corning Inc.+ ............................              3,679,200
    865,000  Lucent Technologies Inc.+ ................              1,271,550
    190,000  Motorola Inc. ............................              1,569,400
    255,000  Nortel Networks Corp.+ ...................                530,400
                                                                --------------
                                                                     9,780,550
                                                                --------------
             COMPUTER HARDWARE -- 0.0%
     20,000  Hewlett-Packard Co. ......................                311,000
     37,000  Xerox Corp.+ .............................                321,900
                                                                --------------
                                                                       632,900
                                                                --------------
             COMPUTER SOFTWARE AND SERVICES -- 0.2%
     20,000  Computer Associates International Inc. ...                273,200
     45,000  Electronic Data Systems Corp. ............                792,000
    240,000  EMC Corp.+ ...............................              1,735,200
     48,000  Jupitermedia Corp.+ ......................                144,000
                                                                --------------
                                                                     2,944,400
                                                                --------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                    MARKET
    SHARES                                                          VALUE
    ------                                                          -----
             COMMON STOCKS (CONTINUED)
             CONSUMER PRODUCTS -- 6.0%
     20,000  Alberto-Culver Co., Cl. A ................         $      959,000
      3,000  Alberto-Culver Co., Cl. B ................                147,840
    100,000  Altria Group Inc. ........................              2,996,000
     11,000  Christian Dior SA ........................                361,297
    195,000  Church & Dwight Co. Inc. .................              5,920,200
      1,000  Clorox Co. ...............................                 46,170
     60,000  Department 56 Inc.+ ......................                589,200
     82,000  Eastman Kodak Co. ........................              2,427,200
    375,000  Energizer Holdings Inc.+ .................              9,558,750
    135,000  Fortune Brands Inc. ......................              5,787,450
    324,000  Gallaher Group plc, ADR ..................             12,412,440
    425,000  Gillette Co. .............................             13,149,500
      1,500  Givaudan SA ..............................                572,714
     40,000  Harley-Davidson Inc. .....................              1,588,400
     36,000  International Flavors & Fragrances Inc. ..              1,119,240
    225,000  Mattel Inc. ..............................              5,062,500
     45,000  Maytag Corp. .............................                856,350
     68,000  National Presto Industries Inc. ..........              1,778,200
    200,000  Procter & Gamble Co. .....................             17,810,000
     10,000  Rothmans Inc. ............................                163,161
     10,000  Syratech Corp.+ (a) ......................                  2,500
    190,000  Wolverine World Wide Inc. ................              3,182,500
                                                                --------------
                                                                    86,490,612
                                                                --------------
             CONSUMER SERVICES -- 2.2%
        400  eBay Inc.+ ...............................                 34,116
    298,650  Rollins Inc. .............................              6,877,909
    909,000  USA Interactive Inc.+ ....................             24,352,110
                                                                --------------
                                                                    31,264,135
                                                                --------------
             DIVERSIFIED INDUSTRIA -- 5.0%
    185,000  Acuity Brands Inc. .......................              2,488,250
      5,000  Anixter International Inc.+ ..............                113,350
     50,000  Chemed Corp. .............................              1,584,500
    190,000  Cooper Industries Ltd., Cl. A ............              6,784,900
    440,000  Crane Co. ................................              7,664,800
    105,000  Gardner Denver Inc.+ .....................              1,932,000
    250,000  GATX Corp. ...............................              3,620,000
      3,000  General Electric Co. .....................                 76,500
    220,000  Greif Bros. Corp., Cl. A .................              3,955,600
     30,000  Harbor Global Co. Ltd.+ ..................                228,000
    367,000  Honeywell International Inc. .............              7,839,120
    300,000  ITT Industries Inc. ......................             16,023,000
    150,000  Katy Industries Inc.+ ....................                409,500
    310,000  Lamson & Sessions Co.+ ...................              1,584,100
     29,000  MagneTek Inc.+ ...........................                 69,600
    225,000  Myers Industries Inc. ....................              2,148,750
     17,500  National Service Industries Inc. .........                 90,300
     58,000  Pentair Inc. .............................              2,050,300
    260,000  Sensient Technologies Corp. ..............              5,205,200
     90,000  Smiths Group plc .........................                910,455
      1,500  Sulzer AG+ ...............................                183,968

                                                                    MARKET
    SHARES                                                          VALUE
    ------                                                          -----
    155,000  Thomas Industries Inc. ...................         $    3,844,000
     80,000  Trinity Industries Inc. ..................              1,377,600
    100,000  Tyco International Ltd. ..................              1,286,000
                                                                --------------
                                                                    71,469,793
                                                                --------------
             ELECTRONICS -- 1.0%
    490,019  Agere Systems Inc., Cl. B+ ...............                735,029
      2,400  Fargo Electronics+ .......................                 24,480
      3,000  Hitachi Ltd., ADR ........................                105,450
     13,000  Kyocera Corp., ADR .......................                640,770
     21,000  Molex Inc., Cl. A ........................                386,190
    500,000  Oak Technology Inc.+ .....................              1,765,000
    102,000  Sony Corp., ADR ..........................              3,583,260
    140,000  Texas Instruments Inc. ...................              2,291,800
    300,000  Thomas & Betts Corp.+ ....................              4,254,000
                                                                --------------
                                                                    13,785,979
                                                                --------------
             ENERGY AND UTILITIES -- 6.1%
     70,000  AES Corp.+ ...............................                253,400
    128,000  AGL Resources Inc. .......................              3,024,640
    240,000  BP plc, ADR ..............................              9,261,600
     38,000  Brown (Tom) Inc.+ ........................                919,600
    125,000  Burlington Resources Inc. ................              5,963,750
     25,000  CH Energy Group Inc. .....................              1,042,500
    160,000  ChevronTexaco Corp. ......................             10,344,000
     93,540  ConocoPhillips ...........................              5,013,744
     20,000  Constellation Energy Group Inc. ..........                554,600
     62,000  Devon Energy Corp. .......................              2,989,640
     73,000  DPL Inc. .................................                909,580
    127,300  DQE Inc. .................................              1,551,787
     18,000  DTE Energy Co. ...........................                695,700
    595,000  Duke Energy Corp. ........................              8,651,300
    250,000  El Paso Corp. ............................              1,512,500
    285,000  El Paso Electric Co.+ ....................              3,078,000
     94,000  Energy East Corp. ........................              1,673,200
     15,000  ENSCO International Inc. .................                382,650
     55,000  EOG Resources Inc. .......................              2,175,800
    310,000  Exxon Mobil Corp. ........................             10,834,500
      4,000  FPL Group Inc. ...........................                235,720
     31,625  GlobalSantaFe Corp. ......................                653,056
     10,000  Halliburton Co. ..........................                207,300
     54,000  Kerr-McGee Corp. .........................              2,192,940
     80,000  Mirant Corp.+ ............................                128,000
    180,000  NiSource Inc.+ ...........................                379,800
    140,000  Northeast Utilities ......................              1,948,800
    100,000  Progress Energy Inc., CVO+ ...............                 13,000
     25,000  Royal Dutch Petroleum Co. ................              1,018,750
     23,500  SJW Corp. ................................              1,797,750
    325,000  Southwest Gas Corp. ......................              6,613,750
      7,500  Transocean Inc.+ .........................                153,375
     60,000  TXU Corp. ................................              1,071,000
     13,000  UIL Holdings Corp. .......................                451,100
                                                                --------------
                                                                    87,696,832
                                                                --------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                    MARKET
    SHARES                                                          VALUE
    ------                                                          -----
             COMMON STOCKS (CONTINUED)
             ENTERTAINMENT -- 7.6%
    960,000  AOL Time Warner Inc.+ ....................         $   10,425,600
     18,000  Ascent Media Group Inc., Cl. A+ ..........                 20,880
     19,406  EMI Group plc ............................                 27,377
    200,000  EMI Group plc, ADR .......................                564,300
    105,000  Fox Entertainment Group Inc., Cl. A+ .....              2,800,350
    200,000  GC Companies Inc.+ .......................                 36,000
    300,000  Gemstar-TV Guide International Inc.+ .....              1,100,700
  4,650,000  Liberty Media Corp., Cl. A+ ..............             45,244,500
    410,000  Metro-Goldwyn-Mayer Inc.+ ................              4,305,000
     12,000  Regal Entertainment Group, Cl. A .........                215,400
    255,000  Six Flags Inc.+ ..........................              1,428,000
    475,000  The Walt Disney Co. ......................              8,084,500
    835,000  Viacom Inc., Cl. A+ ......................             30,477,500
    390,000  Vivendi Universal SA, ADR ................              5,226,000
     45,000  World Wrestling Entertainment Inc.+ ......                344,700
                                                                --------------
                                                                   110,300,807
                                                                --------------
             ENVIRONMENTAL SERVICES -- 1.1%
    150,000  Allied Waste Industries Inc.+ ............              1,198,500
    300,000  Republic Services Inc.+ ..................              5,952,000
    425,000  Waste Management Inc. ....................              9,001,500
                                                                --------------
                                                                    16,152,000
                                                                --------------
             EQUIPMENT AND SUPPLIES -- 6.7%
    298,000  AMETEK Inc. ..............................              9,836,980
      4,000  Amphenol Corp., Cl. A+ ...................                163,000
     70,000  Caterpillar Inc. .........................              3,444,000
    105,000  CIRCOR International Inc. ................              1,426,950
    190,000  Crown Holdings Inc.+ .....................              1,067,800
    120,000  CTS Corp. ................................                732,000
      2,000  Danaher Corp. ............................                131,520
    400,000  Deere & Co. ..............................             15,704,000
    215,000  Donaldson Co. Inc. .......................              7,864,700
    210,150  Fedders Corp. ............................                691,394
    490,000  Flowserve Corp.+ .........................              5,708,500
    170,000  Gerber Scientific Inc.+ ..................              1,118,600
    212,000  GrafTech International Ltd.+ .............                604,200
    458,000  IDEX Corp. ...............................             13,282,000
     12,000  Ingersoll-Rand Co., Cl. A ................                463,080
     90,000  Lufkin Industries Inc. ...................              1,723,500
     18,000  Manitowoc Co. Inc. .......................                302,580
     30,000  Met-Pro Corp. ............................                407,700
    585,000  Navistar International Corp.+ ............             14,396,850
     30,000  PACCAR Inc. ..............................              1,508,100
     10,000  Sealed Air Corp.+ ........................                401,300
    215,000  SPS Technologies Inc.+ ...................              5,246,000
    150,000  Sybron Dental Specialties Inc.+ ..........              2,617,500
     30,000  Valmont Industries Inc. ..................                648,000
    435,000  Watts Industries Inc., Cl. A .............              6,777,300
    120,000  Weir Group plc ...........................                378,408
                                                                --------------
                                                                    96,645,962
                                                                --------------

                                                                    MARKET
    SHARES                                                          VALUE
    ------                                                          -----
             FINANCIAL SERVICES -- 5.1%
     25,000  Aegon NV, ADR ............................         $      188,750
          1  Al-Zar Ltd.+ (a) .........................                    140
     14,280  Alleghany Corp.+ .........................              2,338,350
     40,000  Allstate Corp. ...........................              1,326,800
    310,000  American Express Co. .....................             10,301,300
     65,000  Argonaut Group Inc. ......................                555,750
     50,000  Bank of New York Co. Inc. ................              1,025,000
     65,000  Bank One Corp. ...........................              2,250,300
        220  Berkshire Hathaway Inc., Cl. A+ ..........             14,036,000
     50,000  BKF Capital Group Inc.+ ..................                812,500
     25,000  Block (H&R) Inc. .........................              1,067,250
     80,000  CIT Group Inc. ...........................              1,348,800
     35,000  Commerzbank AG ...........................                236,791
    112,000  Commerzbank AG, ADR ......................                763,829
    155,000  Deutsche Bank AG, ADR ....................              6,527,050
     15,000  FleetBoston Financial Corp. ..............                358,200
     40,000  Janus Capital Group Inc. .................                455,600
      9,000  Lehman Brothers Holdings Inc. ............                519,750
     50,000  Leucadia National Corp. ..................              1,787,000
    100,000  Mellon Financial Corp. ...................              2,126,000
     26,000  Merrill Lynch & Co. Inc. .................                920,400
     40,000  Metris Companies Inc. ....................                 94,000
    397,000  Midland Co. ..............................              7,106,300
      2,000  MONY Group Inc. ..........................                 41,800
    200,000  Phoenix Companies Inc. ...................              1,448,000
      2,500  Prudential Financial Inc. ................                 73,125
     22,000  Schwab (Charles) Corp. ...................                158,840
     60,000  St. Paul Companies Inc. ..................              1,908,000
     85,000  State Street Corp. .......................              2,688,550
     20,000  SunTrust Banks Inc. ......................              1,053,000
     30,000  T. Rowe Price Group Inc. .................                813,570
     18,000  Travelers Property Casualty Corp., Cl. A .                253,620
      3,000  UBS AG+ ..................................                128,100
     10,000  Unitrin Inc. .............................                231,700
      8,500  Value Line Inc. ..........................                392,275
    185,000  Wachovia Corp. ...........................              6,302,950
     70,000  Waddell & Reed Financial Inc., Cl. A .....              1,229,900
                                                                --------------
                                                                    72,869,290
                                                                --------------
             FOOD AND BEVERAGE -- 9.6%
      2,000  Allied Domecq plc, ADR ...................                 39,240
     16,700  Brau und Brunnen AG+ .....................              1,120,720
    178,000  Brown-Forman Corp., Cl. A ................             13,729,140
     12,000  Cadbury Schweppes plc, ADR ...............                260,760
    115,000  Campbell Soup Co. ........................              2,415,000
    105,000  Coca-Cola Co. ............................              4,250,400
     10,000  Coca-Cola Enterprises Inc. ...............                186,900
     22,000  ConAgra Foods Inc. .......................                441,760
    260,000  Corn Products International Inc. .........              7,581,600
    100,087  Del Monte Foods Co.+ .....................                746,649
    318,000  Diageo plc, ADR ..........................             13,076,160
      7,400  Farmer Brothers Co. ......................              2,272,096

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                    MARKET
    SHARES                                                          VALUE
    ------                                                          -----
             COMMON STOCKS (CONTINUED)
             FOOD AND BEVERAGE (CONTINUED)
    200,060  Flowers Foods Inc. .......................         $    5,479,644
    240,000  General Mills Inc. .......................             10,932,000
    400,000  Grupo Bimbo SA de CV, Ser. A .............                549,542
     10,000  Hain Celestial Group Inc.+ ...............                151,100
    195,000  Heinz (H.J.) Co. .........................              5,694,000
     57,000  Hershey Foods Corp. ......................              3,571,620
    390,000  Kellogg Co. ..............................             11,953,500
    100,000  Kerry Group plc, Cl. A ...................              1,331,699
     33,000  LVMH Moet Hennessy Louis Vuitton SA ......              1,302,110
      3,000  Nestle SA ................................                593,802
  1,070,000  PepsiAmericas Inc. .......................             12,583,200
    395,000  PepsiCo Inc. .............................             15,800,000
    145,000  Ralcorp Holdings Inc.+ ...................              3,775,800
     15,000  Sara Lee Corp. ...........................                280,500
     22,000  Smucker (J.M.) Co. .......................                769,340
    147,518  Tootsie Roll Industries Inc. .............              4,208,678
    249,000  Wrigley (Wm.) Jr. Co. ....................             14,068,500
                                                                --------------
                                                                   139,165,460
                                                                --------------
             HEALTH CARE -- 2.7%
     16,000  Abbott Laboratories ......................                601,760
     48,000  Amgen Inc.+ ..............................              2,762,400
     25,000  Apogent Technologies Inc.+ ...............                364,500
      2,000  ArthroCare Corp.+ ........................                 24,940
     40,000  Biogen Inc.+ .............................              1,198,400
      2,000  Biomet Inc. ..............................                 61,300
    160,000  Bristol-Myers Squibb Co. .................              3,380,800
      5,000  Centerpulse AG+ ..........................              1,069,214
     40,000  Chiron Corp.+ ............................              1,500,000
      1,000  CONMED Corp.+ ............................                 16,410
      1,000  Exactech Inc.+ ...........................                 11,290
      8,000  GlaxoSmithKline plc, ADR .................                281,520
      2,000  Henry Schein Inc.+ .......................                 90,200
      1,000  Integra LifeSciences Holdings Corp.+ .....                 23,000
      7,000  Interpore International Inc.+ ............                 56,000
     25,000  Inverness Medical Innovations Inc.+ ......                500,250
     55,520  Invitrogen Corp.+ ........................              1,700,578
     60,000  Johnson & Johnson ........................              3,472,200
    155,000  Merck & Co. Inc. .........................              8,490,900
      4,000  Orthofix International NV+ ...............                108,800
      2,000  OrthoLogic Corp.+ ........................                  6,780
      2,000  Osteotech Inc.+ ..........................                 12,460
    290,000  Pfizer Inc. ..............................              9,036,400
     35,000  Pharmacia Corp. ..........................              1,515,500
     45,000  Schering-Plough Corp. ....................                802,350
      1,000  Smith & Nephew plc, ADR ..................                 62,350
      1,000  Stryker Corp. ............................                 68,650
      6,000  VISX Inc.+ ...............................                 63,600
     70,000  Women First HealthCare Inc.+ .............                 35,000
      1,000  Wright Medical Group Inc.+ ...............                 17,520
     50,000  Wyeth ....................................              1,891,000
      3,200  Zimmer Holdings Inc.+ ....................                155,616
                                                                --------------
                                                                    39,381,688
                                                                --------------

                                                                    MARKET
    SHARES                                                          VALUE
    ------                                                          -----
             HOTELS AND GAMING -- 2.3%
     84,300  Aztar Corp.+ .............................         $    1,132,149
    100,000  Boca Resorts Inc., Cl. A+ ................              1,101,000
    410,000  Gaylord Entertainment Co.+ ...............              7,359,500
     40,000  GTECH Holdings Corp.+ ....................              1,306,400
     12,000  Harrah's Entertainment Inc.+ .............                428,400
  2,750,000  Hilton Group plc .........................              5,987,707
    750,000  Hilton Hotels Corp. ......................              8,707,500
     65,000  Mandalay Resort Group+ ...................              1,791,400
     30,000  MGM Mirage+ ..............................                877,500
    220,000  Park Place Entertainment Corp.+ ..........              1,566,400
    120,000  Starwood Hotels & Resorts
             Worldwide Inc. ...........................              2,854,800
     60,000  Trump Hotels & Casino Resorts Inc.+ ......                126,000
                                                                --------------
                                                                    33,238,756
                                                                --------------
             METALS AND MINING -- 1.4%
     50,000  Alcoa Inc. ...............................                969,000
    259,000  Barrick Gold Corp. .......................              4,030,040
     56,323  Kinross Gold Corp.+ ......................                346,950
    500,000  Newmont Mining Corp. .....................             13,075,000
    170,000  Placer Dome Inc. .........................              1,666,000
    250,000  Royal Oak Mines Inc.+ ....................                  1,250
                                                                --------------
                                                                    20,088,240
                                                                --------------
             PAPER AND FOREST PRODUCTS -- 0.3%
    190,000  MeadWestvaco Corp. .......................              4,328,200
     10,000  Rayonier Inc. ............................                440,600
                                                                --------------
                                                                     4,768,800
                                                                --------------
             PUBLISHING -- 5.5%
    225,000  Belo Corp., Cl. A ........................              4,558,500
     22,000  Dow Jones & Co. Inc. .....................                779,680
     20,000  EMAP plc .................................                227,614
     50,000  Lee Enterprises Inc. .....................              1,576,000
     60,000  McClatchy Co., Cl. A .....................              3,215,400
    140,000  McGraw-Hill Companies Inc. ...............              7,782,600
    380,000  Media General Inc., Cl. A ................             18,711,200
     80,000  Meredith Corp. ...........................              3,054,400
    132,000  New York Times Co., Cl. A ................              5,695,800
     14,000  News Corp. Ltd., ADR .....................                362,600
    500,000  PRIMEDIA Inc.+ ...........................              1,225,000
    135,000  Pulitzer Inc. ............................              5,881,950
    207,400  Reader's Digest Association Inc. .........              2,117,554
    124,000  Scripps (E.W.) Co., Cl. A ................              9,391,760
     94,640  Seat-Pagine Gialle SpA+ ..................                 60,827
    120,000  Thomas Nelson Inc.+ ......................              1,021,200
    290,000  Tribune Co. ..............................             13,052,900
                                                                --------------
                                                                    78,714,985
                                                                --------------
             REAL ESTATE -- 1.4%
    365,000  Catellus Development Corp.+ ..............              7,665,000
     48,000  Florida East Coast Industries Inc., Cl. A               1,173,600
     72,082  Florida East Coast Industries Inc., Cl. B               1,737,176

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                    MARKET
    SHARES                                                          VALUE
    ------                                                          -----
             COMMON STOCKS (CONTINUED)
             REAL ESTATE (CONTINUED)
     88,000  Griffin Land & Nurseries Inc.+ ...........         $    1,031,360
      3,961  HomeFed Corp.+ ...........................                  5,387
    312,000  St. Joe Co. ..............................              8,486,400
                                                                --------------
                                                                    20,098,923
                                                                --------------
             RETAIL -- 2.3%
     23,000  Aaron Rents Inc. .........................                468,740
     27,000  Aaron Rents Inc., Cl. A ..................                544,050
    190,000  Albertson's Inc. .........................              3,581,500
    450,000  AutoNation Inc.+ .........................              5,737,500
     25,000  Blockbuster Inc., Cl. A ..................                427,500
    150,000  Burlington Coat Factory Warehouse Corp. ..              2,445,000
      6,000  Coldwater Creek Inc.+ ....................                 56,940
    140,000  Kroger Co.+ ..............................              1,841,000
    170,000  Lillian Vernon Corp.+ ....................                715,700
    660,000  Neiman Marcus Group Inc., Cl. B+ .........             17,747,400
     30,000  Rite Aid Corp.+ ..........................                 67,200
     10,000  Safeway Inc.+ ............................                189,300
                                                                --------------
                                                                    33,821,830
                                                                --------------
             SATELLITE -- 0.2%
    250,000  General Motors Corp., Cl. H+ .............              2,800,000
    210,000  Loral Space & Communications Ltd.+ .......                 69,300
                                                                --------------
                                                                     2,869,300
                                                                --------------
             SPECIALTY CHEMICALS -- 1.6%
    434,000  Ferro Corp. ..............................              9,274,580
    120,000  Fuller (H.B.) Co. ........................              2,774,400
    103,000  General Chemical Group Inc.+ .............                 51,500
    150,000  Great Lakes Chemical Corp. ...............              3,330,000
    345,000  Hercules Inc.+ ...........................              3,001,500
    211,800  Material Sciences Corp.+ .................              2,132,826
    630,000  Omnova Solutions Inc.+ ...................              1,858,500
     25,000  Rohm and Haas Co. ........................                744,500
                                                                --------------
                                                                    23,167,806
                                                                --------------
             TELECOMMUNICATIONS -- 6.9%
     90,000  ALLTEL Corp. .............................              4,028,400
    210,000  AT&T Corp. ...............................              3,402,000
    245,000  BCE Inc. .................................              4,488,400
    120,000  BellSouth Corp. ..........................              2,600,400
     14,000  Brasil Telecom Participacoes SA, ADR .....                391,300
    560,000  Broadwing Inc.+ ..........................              2,240,000
    300,000  BT Group plc .............................                744,487
     27,000  BT Group plc, ADR ........................                686,880
    540,000  CenturyTel Inc. ..........................             14,904,000
    360,000  Citizens Communications Co.+ .............              3,592,800
    285,000  Commonwealth Telephone
               Enterprises Inc.+ ......................             11,063,700
     40,000  Commonwealth Telephone
               Enterprises Inc., Cl. B+ ...............              1,567,200
    110,000  Deutsche Telekom AG, ADR .................              1,212,200
     45,000  France Telecom SA, ADR ...................              1,026,450

                                                                    MARKET
    SHARES                                                          VALUE
    ------                                                          -----
  2,500,000  Qwest Communications International Inc.+ .         $    8,725,000
     10,000  RCN Corp.+ ...............................                  7,200
     10,000  Rogers Communications Inc., Cl. B+ .......                106,394
    430,000  Rogers Communications Inc., Cl. B, ADR+ ..              4,583,800
    198,000  SBC Communications Inc. ..................              3,971,880
    420,000  Sprint Corp. - FON Group .................              4,935,000
     10,000  Swisscom AG, ADR .........................                304,900
     75,403  Tele Norte Leste Participacoes SA, ADR ...                622,075
    500,000  Telecom Italia SpA .......................              3,448,201
     97,500  Telecom Italia SpA, ADR ..................              6,727,500
     96,649  Telefonica SA, ADR+ ......................              2,711,005
     12,567  Telefonica SA, BDR+ ......................                116,784
     20,000  Telefonos de Mexico SA de CV, Cl. L, ADR .                594,400
     37,500  TELUS Corp. ..............................                420,394
     21,500  TELUS Corp., ADR .........................                241,026
    285,000  Verizon Communications Inc. ..............             10,074,750
                                                                --------------
                                                                    99,538,526
                                                                --------------
             TRANSPORTATION -- 0.0%
     85,000  AMR Corp.+ ...............................                178,500
     50,000  Grupo TMM SA de CV, Cl. A, ADR+ ..........                196,500
      4,000  Kansas City Southern+ ....................                 44,920
      4,000  Providence & Worcester Railroad Co. ......                 26,920
      3,000  Ryder System Inc. ........................                 61,530
                                                                --------------
                                                                       508,370
                                                                --------------
             WIRELESS COMMUNICATIONS -- 3.6%
     75,000  America Movil SA de CV, Cl. L, ADR .......              1,002,750
    470,000  AT&T Wireless Services Inc.+ .............              3,102,000
    100,000  Leap Wireless International Inc.+ ........                 13,500
    350,000  mm02 plc+ ................................                247,570
    150,000  mm02 plc, ADR+ ...........................              1,054,500
    265,000  Nextel Communications Inc., Cl. A+ .......              3,548,350
     90,000  Nextel Partners Inc., Cl. A+ .............                453,600
     60,000  Price Communications Corp.+ ..............                717,600
    250,000  Rogers Wireless Communications Inc.,
               Cl. B+ .................................              2,675,000
    685,000  Sprint Corp. - PCS Group+ ................              2,986,600
      6,750  Tele Celular Sul Participacoes SA, ADR ...                 47,925
     22,500  Tele Centro Oeste Celular Participacoes
               SA, ADR ................................                106,650
      1,350  Tele Leste Celular Participacoes SA, ADR .                  8,437
      3,375  Tele Nordeste Celular Participacoes
               SA, ADR ................................                 47,925
      1,350  Tele Norte Celular Participacoes SA, ADR+                   6,669
  1,800,000  Telecom Italia Mobile SpA ................              7,345,977
      3,375  Telemig Celular Participacoes SA, ADR ....                 58,387
    692,000  Telephone & Data Systems Inc. ............             28,309,720
     25,000  Telesp Celular Participacoes SA, ADR+ ....                 81,000
     22,000  Vodafone Group plc, ADR ..................                400,840
                                                                --------------
                                                                    52,215,000
                                                                --------------
             TOTAL COMMON STOCKS .....................           1,349,437,528
                                                                --------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                    MARKET
    SHARES                                                          VALUE
    ------                                                          -----
             PREFERRED STOCKS -- 3.7%
             AEROSPACE -- 0.3%
     30,000  Northrop Grumman Corp.,
              7.000% Cv. Pfd., Ser. B .................         $    3,705,000
                                                                --------------
             METALS AND MINING -- 0.0%
     15,000  Freeport-McMoRan Copper & Gold Inc.,
              7.000% Cv. Pfd. .........................                313,500
                                                                --------------
             PUBLISHING -- 3.3%
  2,235,000  News Corp. Ltd., Pfd., ADR ...............             47,806,650
                                                                --------------
             TELECOMMUNICATIONS -- 0.1%
     20,000  Citizens Communications Co.,
              5.000% Cv. Pfd. .........................                960,000
                                                                --------------
             WIRELESS COMMUNICATIONS -- 0.0%
  7,686,101  Telesp Celular Participacoes SA, Pfd.+ ...                  9,861
                                                                --------------
             TOTAL PREFERRED STOCKS ...................             52,795,011
                                                                --------------
 PRINCIPAL
  AMOUNT
  ------
             CORPORATE BONDS -- 0.2%
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
$ 1,000,000  Standard Motor Products Inc.,
              Sub. Deb. Cv.,
              6.750%, 07/15/09 ........................                785,000
                                                                --------------
             CABLE -- 0.0%
  1,100,000  Charter Communications Inc., Cv.,
              4.750%, 06/01/06 ........................                192,500
                                                                --------------
             ELECTRONICS-- 0.2%
  2,600,000  Agere Systems Inc., Sub. Deb. Cv.,
              6.500%, 12/15/09 ........................              2,314,000
    500,000  Oak Industries Inc., Sub. Deb. Cv.,
              4.875%, 03/01/08 ........................                392,500
                                                                --------------
                                                                     2,706,500
                                                                --------------
             TOTAL CORPORATE BONDS ....................              3,684,000
                                                                --------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                            VALUE
  ------                                                            -----
             U.S.  GOVERNMENT  OBLIGATIONS  -- 2.5%
$36,359,000  U.S.  Treasury Bills,
              1.230% to 1.770%++,
              04/10/03 to 06/19/03 ....................         $   36,316,087
                                                                --------------
             TOTAL INVESTMENTS -- 99.9%
              (Cost $1,192,685,638) ...................          1,442,232,626

             OTHER ASSETS AND
               LIABILITIES (NET) -- 0.1% ..............              1,233,139
                                                                --------------
             NET ASSETS -- 100.0% .....................         $1,443,465,765
                                                                ==============
------------------
 (a)   Security fair valued under procedures established by the
       Board of Trustees.
 +     Non-income producing security.
 ++    Represents annualized yield at date of purchase.
 ADR - American Depository Receipt.
 BDR - Brazilian Depository Receipt.
 CVO - Contingent Value Obligation.
 USD - U.S. Dollars.

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)                       PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                   PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)                    PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WOODLAND SMALL CAP VALUE FUND
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations less than $1.5 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation.
(MULTICLASS)                          PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(MULTICLASS)                            CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                               MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation. (MULTICLASS)                     PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE _____________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD)                               PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN_________________________________
Gabelli Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)                               PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

QUANTITATIVE_________________________________
NED DAVIS RESEARCH ASSET  ALLOCATION  FUND
Seeks to achieve returns greater then the weighted composite benchmark consisting of 60% in the S&P 500 Index and 40% in the Lehman Long Term U.S. Government Bond Index through a flexible asset allocation strategy. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1.5 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                            CO-PORTFOLIO MANAGERS: CHRISTOPHER J. MACDONALD, CFA
                                                   THOMAS W. COLER, CPA, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)                                PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments.
                                   (NO-LOAD) PORTFOLIO MANAGER: JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

  TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
             PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                    THE GABELLI ASSET FUND
                     One Corporate Center
                   Rye, New York 10580-1422
                          800-GABELLI
                         800-422-3554
                       FAX: 914-921-5118
                   WEBSITE: WWW.GABELLI.COM
                   E-MAIL: INFO@GABELLI.COM
          Net Asset Value available daily by calling
                  800-GABELLI after 6:00 P.M.

                       BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Anthony R. Pustorino
CHAIRMAN AND CHIEF              CERTIFIED PUBLIC ACCOUNTANT
INVESTMENT OFFICER              PROFESSOR EMERITUS
GABELLI ASSET MANAGEMENT INC.   PACE UNIVERSITY

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL CENTER

James P. Conn                   Anthonie C. van Ekris
FORMER CHIEF INVESTMENT OFFICER MANAGING DIRECTOR
FINANCIAL SECURITY ASSURANCE    BALMAC INTERNATIONAL, INC.
HOLDINGS LTD.

John D. Gabelli                 Salvatore J. Zizza
SENIOR VICE PRESIDENT           CHAIRMAN
GABELLI & COMPANY, INC.         HALLMARK ELECTRICAL SUPPLIES
                                CORP.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

                           OFFICERS
Bruce N. Alpert                 Gus Coutsouros
PRESIDENT                       VICE PRESIDENT AND TREASURER

James E. McKee
SECRETARY

                          DISTRIBUTOR
                    Gabelli & Company, Inc.

         CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
              State Street Bank and Trust Company

                         LEGAL COUNSEL
           Skadden, Arps, Slate, Meagher & Flom LLP

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This report is submitted for the general  information of the shareholders of The
Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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GAB405Q103SR


[PICTURE OF MARIO GABELLI OMITTED]

THE
GABELLI
ASSET
FUND


                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2003